UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2011
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PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

11490 Westheimer Road, Suite 1000
Houston, Texas 77077
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 649-4500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On March 24, 2011, Ms. Meier and Platinum Energy Resources, Inc. agreed to drop all claims against each other and on April 6, 2011 Lisa Meier filed a Motion to Dismiss with Prejudice to dismiss her lawsuit, Lisa Meier v. Platinum Energy Resources, Inc.  Copies of the Release and the Motion for Dismissal with Prejudice are annexed hereto as Exhibits 99.1 and 99.2 respectively and are incorporated herein by reference.

Item 9.01       Exhibits.

Exhibit	Description
99.1	Agreement of Settlement and Mutual Release of All Claims by and Between Lisa Bromiley Meier
and Platinum Energy Resources, Inc.
99.2	Motion for Dismissal with Prejudice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.
Dated: April 8, 2011
	By:	/s/ Martin Walrath
Martin Walrath
Acting Chief Executive Officer